                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):         February 22, 2000
                                                   ----------------------------


                              OAK TECHNOLOGY, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                     0-25298                77-01614
-------------------------------------------------------------------------------
   (State or Other Jurisdiction         (Commission            (IRS Employer
         of Incorporation)             File Number)         Identification No.)


   139 Kifer Court, Sunnyvale, California                         94086
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


Company's telephone number, including area code:             (408) 737-0888
                                                  -----------------------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On February 22, 2000, the Registrant announced that it had appointed John S. Edmunds to the position of Vice President of Finance and Chief Financial Officer to replace Robert O. Hersh, the former Chief Financial Officer of the Registrant, who is leaving the Registrant to pursue other interests. A copy of the press release of the Registrant with respect to the appointment of Mr. Edmunds is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     -        Press release dated February 22, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 29, 2000.

                                            OAK TECHNOLOGY, INC.



                                            By: /s/ Shawn M. Soderberg
                                               -----------------------------
                                               Shawn M. Soderberg
                                               Vice President, General Counsel
                                               and Secretary

                                  EXHIBIT INDEX


Exhibit
Number
-------
   99.1  -        Press release dated February 22, 2000 announcing the
                  appointment of John S. Edmunds to the position of Vice
                  President of Finance and Chief Financial Officer.